Exhibit 10.25b


                           AMENDMENT NO. 1 AND WAIVER
                                       TO
                                CREDIT AGREEMENT


     This AMENDMENT NO. 1 AND WAIVER, dated as of August 31, 2001 (this "Amendment"), is made by and among AES EASTERN ENERGY, L.P., a Delaware limited partnership (the "Borrower"), and the banks listed on the signature pages of this Amendment as "Banks" (together with their respective successors and permitted assignees from time to time, the "Banks").

                             PRELIMINARY STATEMENT:

     The Borrower, the Banks, and Union Bank of California, N.A., as Agent and Issuing Bank, previously entered into that certain Credit Agreement, dated as of April 10, 2001 (the "Existing Agreement", as amended by this Amendment, the "Amended Agreement", and as the Amended Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). The Borrower now wishes to amend the Existing Agreement in certain particulars. In addition, the Borrower has requested the Banks to waive an Event of Default that has occurred as the result of a breach of Section 6.01(a) of the Existing Agreement. The Banks have agreed to such amendments and waiver, on the terms and conditions set forth herein. The parties therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned such terms in the Existing Agreement):

     SECTION 1. Amendments to Existing Agreement. The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

     (a) Tangible Net Worth Definition. The definition of "Tangible Net Worth" contained in Section 1.01 is hereby amended in its entirety to read as follows:

         "Tangible Net Worth" means, with respect to any Person, the excess of such Person's consolidated assets over its consolidated liabilities, consolidated assets and consolidated liabilities each to be determined in accordance with GAAP consistently applied, excluding, however, from the determination of consolidated assets (i) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent




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     applications, licenses and rights in any thereof, and other similar intangibles, (ii) cash held in a sinking or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Indebtedness, and (iii) any items not included in clause
     (i) or (ii) above that are treated as intangibles in conformity with GAAP, and further excluding, however, from the determination of consolidated assets and consolidated liabilities any items that, when recognized by the Borrower, resulted in a corresponding increase or decrease (as the case may be) in the Borrower's "Accumulated Other Comprehensive Income"; provided, however, that any such item shall cease to be excluded from such determination if and to the extent that such corresponding increase or decrease (as the case may be) in the Borrower's "Accumulated Other Comprehensive Income" is reversed and the Borrower realizes an actual gain or loss as a result thereof.

     (b) Tangible Net Worth Covenant. Section 6.01(a) is hereby amended by deleting the amount "$395,000,000" in its entirety and substituting therefor the new amount "$160,000,000".

     SECTION 2. Waiver of Event of Default. The Banks hereby waive the Event of Default that occurred prior to the date hereof as a result of the breach by the Borrower of Section 6.01(a) of the Existing Agreement. For the avoidance of doubt, such waiver shall not apply to any breach by the Borrower on or after the date hereof of Section 6.01(a) of the Amended Agreement.

     SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received: (a) counterparts of this Amendment executed by the Borrower and the Required Banks (in sufficient quantity for each party to have a fully executed original), and (b) the consent of AES, substantially in the form of Exhibit A hereto, duly executed by an authorized officer of AES. This Amendment is subject to the provisions of Section 11.06 of the Credit Agreement.

     SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that (a) each Loan Document Representation and Warranty is true and correct on and as of such date, before and after giving effect to this Amendment, as though made on and as of such date (with each reference in the Loan Documents to the Existing Agreement being deemed to be a reference to this Amendment and the Amended Agreement), and (b) after giving effect to the waiver set forth in Section 2 of this Amendment, no Default has occurred and is continuing.

     SECTION 5. Reference to and Effect on the Existing Agreement. (a) Upon the effectiveness of this Amendment: (i) each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended




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Agreement; and (ii) each reference in any other Loan Document to "the Credit
Agreement", "thereunder", "thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement. The parties hereto agree and acknowledge that this Amendment constitutes a Loan Document.

     (b) Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, the Issuing Banks or the Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document.

     SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder, and all costs and expenses of the Agent and each Bank (including, without limitation, reasonable fees and expenses of counsel to the Agent and counsel for each Bank) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

     SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.




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                                                                             S-1


         IN WITNESS WHEREOF, the parties hereto have caused Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    AES EASTERN ENERGY, L.P.

                                    By:  AES NY, L.L.C., its general partner


                                    By_____________________________
                                      Name:
                                      Title:


                                    Banks
                                    -----

                                    UNION BANK OF CALIFORNIA, N.A.



                                    By______________________________
                                      Name:
                                      Title:


                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                    NEW YORK BRANCH



                                    By______________________________
                                      Name:
                                      Title:


                                    THE SANWA BANK LIMITED



                                    By______________________________
                                      Name:
                                      Title:




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                                                                       EXHIBIT A


                                     CONSENT

     The undersigned, as Guarantor under that certain Limited Guaranty, dated as of April 10, 2001 (the "Guaranty"), in favor of the Banks, the Issuing Banks and the Agent, (i) hereby consents to Amendment No. 1 and Waiver, dated as of August 31, 2001, to the Credit Agreement, dated as of April 10, 2001 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among AES Eastern Energy, L.P., the Banks and Issuing Banks party thereto, and Union Bank of California, N.A., as Agent, and (ii) hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, on and after the effective date of said Amendment No. 1 and Waiver, each reference in the Guaranty to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by said Amendment No. 1 and Waiver.


August ___, 2001                    THE AES CORPORATION



                                    By___________________________
                                      Name:
                                      Title: